SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):                 5/25/99

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the
Trust Agreement, dated as of February 1, 1999, providing for the issuance of First Nationwide Trust 1999-1, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-1)

Structured Asset Securities Corporation
(Exact name of registrant as specified in its charter)


Delaware             333-68513-02               74-2440850
(State or Other      (Commission                (I.R.S. Employer
Jurisdiction         File Number)               Identification No.)
of Incorporation)


       200 Vesey Street
       New York, New York                            10285
       (Address of Principal                      (Zip Code)
       Executive Offices)

Registrant's telephone number, including area co(212) 526-5594


Item 5.Other Events.

On Behalf of Structured Assets Securities Corporation, First Nationwide Trust Series 1999-1, Mortgage Pass-Through Certificates, a Trust created pursuant to the Pooling and Servicing Agreement, dated February 1, 1999 by U.S. Bank National Association, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated
May 25, 1999. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly distribution to the holders of the Certificates, Due

A.     Monthly Report Information:
       See Exhibit No. 1

B.     Have any deficiencies occurred?   NO.
                     Date:
                     Amount:

C.     Item 1: Legal Proceedings:               NONE

D.     Item 2: Changes in Securities:           NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.     Item 5: Other Information - Form 10-Q, Part II -
       Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

Structured Asset Securities Corporation
Mortgage Pass-Through Certificates, Series 1999-1

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Distribution
Date          5/25/99
                                      Class     Realized Loss
         Beginning                   Accrued    of Principal
Class     Balance      Principal     Interest      Allocated
 1-A1    100366507.65    403154.46     522742.23              0
  AP       1653410.63      2194.17           NA               0
AX (1)     4163469.32          NA       22162.71              0
 2-A1    248340613.90   1123899.03    1345178.33              0
2-A2 (3    2307983.69     34102.49          0.00              0
 2-A3     21457000.00         0.00     116225.42              0
 2-A4       132100.00         0.00           NA               0
2-A5 (3   20544772.98         0.00          0.00              0
 2-A6    119392441.89    470817.39     646709.06              0
 2-A7    116000600.00         0.00     628336.58              0
 2-A8    168485290.67    681716.93     912628.66              0
 1-B1       724126.19      2475.09       3771.49              0
 2-B1     13111813.82     11205.67      71022.32              0
 1-B2       362559.75      1239.24       1888.33              0
 2-B2      6556905.23      5603.69      35516.57              0
 1-B3       259255.05       886.14       1350.29              0
 2-B3      2914069.17      2490.43      15784.54              0
 1-B4       206609.39       706.20       1076.09              0
 2-B4      2914069.17      2490.43      15784.54              0
 1-B5       154957.04       529.65        807.07              0
 2-B5      1092152.00       933.38       5915.82              0
 1-B6       207959.55       710.81       1083.12              0
 2-B6      1821788.80      1556.94       9868.02              0
   R           100.00         0.00          1.15              0

TOTAL:   829007086.57   2746712.14    4357852.34              0

       Net Prepmt    Current      Outstanding
       Interest      Interest     Interest      Remaining
Class  Shortfall Amt Shortfall (2)Shortfall     Balance
1-A1                0            0             0    99963353.19
AP                  0            0             0     1651216.46
AX (1)              0            0             0     4143662.84
2-A1                0            0             0   247216714.87
2-A2 (3             0            0             0     2286382.78
2-A3                0            0             0    21457000.00
2-A4                0            0             0      132100.00
2-A5 (3             0            0             0    20656057.17
2-A6                0            0             0   118921624.50
2-A7                0            0             0   116000600.00
2-A8                0            0             0   167803573.74
1-B1                0            0             0      721651.10
2-B1                0            0             0    13100608.15
1-B2                0            0             0      361320.51
2-B2                0            0             0     6551301.54
1-B3                0            0             0      258368.91
2-B3                0            0             0     2911578.74
1-B4                0            0             0      205903.19
2-B4                0            0             0     2911578.74
1-B5                0            0             0      154427.39
2-B5                0            0             0     1091218.62
1-B6                0            0             0      207248.74
2-B6                0            0             0     1820231.86
R                   0            0             0         100.00

TOTAL:              0            0             0   826384160.20

(1) Class AX is an Interest-only Class and the Balances reflected for these Certificates are Notional Balances
(2) Negative reflects repayment of Interest Shortfalls in prior periods
(3) Classes 2-A2 and 2-A5 are Accrual Certificates

                     Accrual
       Class         Amount
         2-A2            12,501.58
         2-A5           111,284.19

AMOUNTS PER $1,000 UNIT

         Beginning    Principal   Interest
Class     Balance    Distribution  Distribution
  1-A1     982.790604     3.947696      5.118701
  AP       997.334587     1.323520           NA
  AX       975.521539          NA       5.192833
  2-A1     993.362456     4.495596      5.380713
  2-A2     961.659871    14.209371      0.000000
  2-A3    1000.000000     0.000000      5.416667
  2-A4    1000.000000     0.000000      0.000000
  2-A5    1010.862674     0.000000      0.000000
  2-A6     994.937016     3.923478      5.389242
  2-A7    1000.000000     0.000000      5.416667
  2-A8     994.284523     4.023025      5.385708
  1-B1     993.314390     3.395185      5.173512
  2-B1     998.310783     0.853180      5.407516
  1-B2     993.314384     3.395178      5.173507
  2-B2     998.310784     0.853181      5.407517
  1-B3     993.314368     3.395172      5.173525
  2-B3     998.310781     0.853179      5.407516
  1-B4     993.314375     3.395192      5.173510
  2-B4     998.310781     0.853179      5.407516
  1-B5     993.314359     3.395192      5.173526
  2-B5     998.310786     0.853181      5.407514
  1-B6     993.314458     3.395169      5.173500
  2-B6     998.310785     0.853178      5.407515
  R       1000.000000     0.000000     11.500000

AMOUNTS PER $1,000 UNIT

       Realized Loss              Current Period
       of Principal  Remaining    Pass-Through
Class  Allocated     Balance      Rate
  1-A1        0.00000    978.84291        6.250%
  AP          0.00000    996.01107           NA
  AX          0.00000    970.88078        6.388%
  2-A1        0.00000    988.86686        6.500%
  2-A2        0.00000    952.65949        6.500%
  2-A3        0.00000   1000.00000        6.500%
  2-A4        0.00000   1000.00000           NA
  2-A5        0.00000   1016.33818        6.500%
  2-A6        0.00000    991.01354        6.500%
  2-A7        0.00000   1000.00000        6.500%
  2-A8        0.00000    990.26150        6.500%
  1-B1        0.00000    989.91920        6.250%
  2-B1        0.00000    997.45760        6.500%
  1-B2        0.00000    989.91921        6.250%
  2-B2        0.00000    997.45760        6.500%
  1-B3        0.00000    989.91920        6.250%
  2-B3        0.00000    997.45760        6.500%
  1-B4        0.00000    989.91918        6.250%
  2-B4        0.00000    997.45760        6.500%
  1-B5        0.00000    989.91917        6.250%
  2-B5        0.00000    997.45761        6.500%
  1-B6        0.00000    989.91929        6.250%
  2-B6        0.00000    997.45761        6.500%
  R           0.00000   1000.00000        6.500%


Reports to Certificateholders
Trust Agreement Dated February 1, 1999
(Pursuant to Section 4.03)


                                  Group 1       Group 2            Total
i) Beg Aggregate Scheduled Prin Ba  102454004.12   726553082.44 829007086.56
Scheduled Principal                    350219.48      621044.19    971263.67
Curtailment and Paid in Full            60110.73      152807.13    212917.86
Paid in Full                                0.00     1438744.84   1438744.84
Liquidation Proceeds                        0.00           0.00         0.00
Insurance Proceeds                          0.00           0.00         0.00
Realized Loss                               0.00           0.00         0.00
End Aggregate Scheduled Prin Bal    102043673.91   724340486.28 826384160.19

ii) Aggregate Advances            Group 1       Group 2            Total
Principal Advances                     112478.80      214647.41    327126.21
Interest Advances                      189062.50     1467830.35   1656892.85

iii) Realized Losses
Realized Losses                   Group 1       Group 2            Total
       Current                              0.00           0.00         0.00
       Since Cutoff                         0.00           0.00         0.00

Special Hazard Loss Amount
       Current                              0.00           0.00         0.00
       Since Cutoff                         0.00           0.00         0.00

Fraud Loss Amount
       Current                              0.00           0.00         0.00
       Since Cutoff                         0.00           0.00         0.00

Bankruptcy Loss Amount
       Current                              0.00           0.00         0.00
       Since Cutoff                         0.00           0.00         0.00

                                  Group 1       Group 2            Total
iv) Servicing Fee                       21344.58      151365.23    172709.81


v) Mortgage Loans Outstanding and Delinquency Information
Outstanding Loans    Group 1      Group 2            Total
       Count                 311          2,179        2,490
       Balance        102043673.91  724340486.28   826384160.19

31-60 Days Delinquent
       Count                     0             2              2
       Balance                0.00    397,282.21     397,282.21

61-90 Days Delinquent
       Count                     0             0              0
       Balance                0.00          0.00           0.00

91 Days or More Delinquent
       Count                     0             0              0
       Balance                0.00          0.00           0.00


vi) Delinquency Information for Mortgage Loans in Foreclosure Proceedings
31-60 Days DelinquentGroup 1      Group 2            Total
       Count                     0             0              0
       Balance                0.00          0.00           0.00

61-90 Days Delinquent
       Count                    0             0              0
       Balance               0.00          0.00           0.00

91 Days or More Delinquent
       Count                     0             0              0
       Balance                0.00          0.00           0.00

vii) Mortgage Loans becoming REO Property during the preceding calendar month

                                                    Deemed
                         Loan       Principal      Principal
           Group        Number       Balance        Balance
             0             0            0            0.00

viii) Deleted and Qualifying Sustitute Mortgage Loans
                                       Loan        Principal
                         Group        Number        Balance
                                 0             0           0.00

                     Group 1      Group 2       Total
ix) Unpd Prin                 0.01         -0.01           0.00
    Unpd Int                  0.00          0.00           0.00

                                  Loan          Principal
                     Group        Number        Balance
x) Purchased                     0             0           0.00
Mortgage Loans

xi) Class 2-A3 Guaranteed Distributions paid              0.00


xii) Class 2-A3 Certificate Insurance Premium           715.00



                                  SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                  STRUCTURED ASSET SECURITIES

                     By: /s/ Eve Kaplan
                     Name:        Eve Kaplan
                     Title:       Vice President


       Dated:            31-May-99